Income Taxes	6 Months Ended
Jun. 30, 2019
Income Taxes
Income Taxes

9) Income Taxes

Components of Current and Deferred Tax Expense

After the reorganization of the Partnership’s predecessor’s activities into the new group structure in February 2013, all profit from continuing operations in Norway is taxable within the tonnage tax regime. The consequence of the reorganization was a one-time entrance tax into the tonnage tax regime due to the Partnership’s acquisition of the shares in the subsidiary that owns the Fortaleza Knutsen and the Recife Knutsen . Under the tonnage tax regime, the tax is based on the tonnage of the vessel and operating income is tax free. The net financial income and expense remains taxable as ordinary income tax for entities subject to the tonnage tax regime. Income taxes arising from the part of activities subject to ordinary taxation are included in income tax expense in the consolidated statements of operations.  For the portion of activities subject to the tonnage tax regime, tonnage taxes are classified as vessel operating expenses while the current and deferred taxes arising on net financial income and expense are reflected as income tax expense in the consolidated statements of operations.

The total amount of the entrance tax was estimated to be approximately $3.0 million, which was recognized in the three months ended March 31, 2013. The entrance tax is payable over several years and is calculated by multiplying the tax rate by the declining balance of the gain, which will decline by 20% each year. The amount payable will be affected by the change in tax rate which was reduced to 22% in 2019 from 23% in 2018. Approximately $0.1 million and $0.2 million of the entrance tax was paid during the first quarter of 2019 and 2018, respectively. As of June 30, 2019 and December 31, 2018, UK income tax is presented as income taxes payable, while $0.5 million is presented as non-current deferred taxes payable.

Significant components of current and deferred income tax expense attributable to income from continuing operations for the three and six months ended June 30, 2019 and 2018 were as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(U.S. Dollars in thousands)	2019	2018	2019	2018
Income before income taxes	$8,179	$21,684	$21,051	$52,411
Income tax (expense)	(3)	(3)	(6)	(6)
Effective tax rate	$0%	$0%	$0%	$0%

The Partnership records a valuation allowance for deferred tax assets when it is more likely than not that some of or all of the benefit from the deferred tax assets will not be realized. In assessing the realizability of deferred tax assets, which relates to financial loss carry forwards and other deferred tax assets within the tonnage tax regime, the Partnership considers whether it is more-likely-than-not that some portion or all of the deferred tax assets will not be realized taking into account all the positive and negative evidence available. As of June 30, 2019 and December 31, 2018 there are no deferred tax assets recognized.